1 | NASDAQ: SLP July 6, 2022 1 Earnings Call - Q3 - FY22

2 | NASDAQ: SLP With the exception of historical information, the matters discussed in this presentation are forward- looking statements that involve a number of risks and uncertainties. Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, our ability to identify and close acquisitions on terms favorable to the Company, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Safe Harbor Statement

3 | NASDAQ: SLP • Strong Q3 Performance ▪ Continued double-digit software performance (16% growth) ▪ Service returns to growth (19%) ◦ Demonstrated scientific leadership ▪ New software releases ▪ Key pharma and regulatory collaborations ▪ 2nd annual MIDD conference 11% Diluted EPS Growth 17% Revenue Growth 42% Adj. EBITDA % of Revenue 34% Services Backlog Growth Third Quarter Highlights

Third Quarter Software Highlights

GastroPlus®

+19%
Q3 Revenue Growth

- 6 new commercial customers
- 14 upsells
- 16 peer reviewed journal articles published in Q3

+20%
YTD Revenue Growth

MonolixSuite®

+8%
Q3 Revenue Growth

- 10 new commercial customers
- Continued focus on expansion of geographic coverage

+31%
YTD Revenue Growth

ADMET Predictor®

+7%
Q3 Revenue Growth

- ADMET Predictor® v10.4 released
- 6 new commercial customers
- 9 upsells
- Continued progress with AIDD collaboration

+14%
YTD Revenue Growth

4 | NASDAQ: SLP

SimulationsPlus
Cognigen | DILIsym Services | Lixoft

5 | NASDAQ: SLP Third Quarter Services Highlights PKPD • Good 1H bookings contributes to 40% increase in projects in Q3 • Rising utilization and project pricing yields QSP/QST • Good Q2 bookings commenced project activity in Q3, but expected to more fully impact future quarters PBPK ◦ Accelerating demand in this market segment continues indicative of increased industry adoption of PBPK techniques +34% +50%+19% +29% +1% +83% Revenue Growth Backlog Growth Projects Growth Q3 Revenue Growth Q3 Revenue Growth Q3 Revenue Growth

6 | NASDAQ: SLP FY22 Outlook Growth Targets: 12% to 15% Total Revenue Growth 55% to 60% Software Revenue % of Total Revenue 40% to 45% Service Revenue % of Total Revenue Commentary: ◦ Software business continues to deliver strong momentum. ◦ Services business normalizing and long- term outlook remains positive; strong backlog growth and robust pipeline activity ◦ M&A remains strategic enhancement to organic growth objectives

7 | NASDAQ: SLP Financial Results

8 | NASDAQ: SLP Q4 Revenue (in millions) (in millions) Software RevenueTotal Revenue Services Revenue Revenue - Q3 +17% +16% +19% 3Q22 Mix 3Q21 Mix

9 | NASDAQ: SLP Q4 Revenue (in millions) Software RevenueTotal Revenue Services Revenue +15% +20% +8% Revenue – YTD FY22 Mix FY21 Mix (in millions)

10 | NASDAQ: SLP Gross Margin Trends - Q3

11 | NASDAQ: SLP Gross Margin Trends – YTD

12 | NASDAQ: SLP Software Product as % of Software Revenue Q3 FY22 Other YTD FY22 Other Software Revenue by Product

13 | NASDAQ: SLP Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q3 Commercial Customers Renewal Rates

14 | NASDAQ: SLP Avg. Revenue per Customer (in thousands) Renewal Rates Software Performance Metrics – YTD Commercial Customers University+ Customers: 190 in 49 countries

15 | NASDAQ: SLP Software Product as % of Software Revenue Q3 FY22 YTD FY22 Services Revenue by Type PKPD QSP/QST PBPK Other PKPD QSP/QST PBPK Other

16 | NASDAQ: SLP Backlog Services Performance Metrics Total Projects

17 | NASDAQ: SLP Income Statement Summary - Q3 (in millions, except EPS) 3Q22 % of Rev 3Q21 % of Rev Revenue $15.0 100% $12.8 100% Revenue Growth 17% 4% Gross profit 12.4 83% 10.3 81% R&D 0.7 4% 0.7 5% SG&A 6.8 45% 5.1 40% Total operating expense 7.5 50% 5.8 45% Income from operations 4.9 33% 4.5 36% Income before income taxes 4.8 32% 4.5 35% Income taxes (0.7) 5% (0.7) 6% Effective tax rate 15% 16% Net income $4.1 27% $3.8 30% Diluted earnings per share $0.20 $0.18 Adjusted EBITDA $6.3 42% $5.9 46%

18 | NASDAQ: SLP Income Statement Summary – YTD (in millions, except EPS) 3Q22 % of Rev 3Q21 % of Rev Revenue $42.2 100% $36.6 100% Revenue Growth 15% 14% Gross profit 34.0 81% 28.8 79% R&D 2.4 6% 2.8 8% SG&A 17.4 41% 15.0 41% Total operating expense 19.8 47% 17.7 48% Income from operations 14.2 34% 11.1 30% Income before income taxes 14.2 34% 10.9 30% Income taxes (2.7) 6% (1.4) 4% Effective tax rate 19% 13% Net income $11.5 27% $9.5 26% Diluted earnings per share $0.56 $0.46 Adjusted EBITDA $18.7 44% $15.2 42%

19 | NASDAQ: SLP Balance Sheet Summary (in millions) May 31, 2022 August 31, 2021 Cash and short-term investments $122.5 $123.6 Total current assets 144.9 139.3 Total assets 186.2 180.0 Current liabilities 5.9 11.6 Long-term liabilities 2.7 2.6 Total liabilities 8.7 14.2 Shareholders’ equity 177.6 165.8 Total liabilities and shareholders’ equity 186.2 180.0

20 | NASDAQ: SLP Conclusion • Industry adoption of model informed drug development tools and techniques continues to expand • Scientific credibility with academia and regulatory agencies • Software business with accelerated revenue growth rates and expanded product functionality • Services business normalizing with improved backlog and strong bookings SECURE LEADERSHIP POSITION IN BIOSIMULATION MARKET